EXHIBIT 10.1

                      AMENDMENT NO. 10 TO CREDIT AGREEMENT

                  AMENDMENT NO. 10 AND TENTH WAIVER (this "AMENDMENT"), dated as of April 14, 2000, to and under the Credit Agreement, dated as of March 30, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among SUNBEAM CORPORATION (the "PARENT"), the SUBSIDIARY BORROWER referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                             W I T N E S S E T H :

                  WHEREAS, the Parent, the Subsidiary Borrower, the Lenders and the Agents are parties to the Credit Agreement;

                  WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to continue to waive, until April 10, 2001, certain provisions of the Credit Agreement and, in connection therewith, to amend and waive certain provisions of the Credit Agreement, all as more fully set forth below;

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to such requested waivers and amendments, but only upon the terms and conditions of this Amendment; and

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1        SECTION. DEFINED TERMS; REFERENCES. Unless otherwise
specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically waived or amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties thereto according to its terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or any other Loan Document or indicate the Lenders' willingness to consent to any such other modification, amendment or waiver of the Credit Agreement or any other Loan Document, including without limitation, any modification, amendment or waiver for any other date or time period or in connection with any other transaction.

         1        SECTION. DELETION AND ADDITION OF CERTAIN DEFINED TERMS.
Section 1.01 of the Credit Agreement is amended:

                  (a) to delete in their entirety the defined terms "BUSINESS PLAN", "ELIGIBLE SUBSIDIARY" and "MANDATORY PREPAYMENT AMOUNT" in such Section; and

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                  (b) to add in their appropriate alphabetical order in such
         Section the following defined terms:

                           ""BUSINESS PLAN" means (i) in respect of the 2000
                  fiscal year of the Parent, the business plan for such fiscal year delivered to the Lenders on February 15, 2000 and (ii) in respect of each fiscal year of the Parent after the 2000 fiscal year of the Parent, the business plan for such fiscal year delivered to the Lenders pursuant to Section 5.02(C).

                           "EASTPAK TRANSACTION" means the sale of substantially
                  all of the assets of, and the business conducted by, Eastpak Corporation and its Subsidiaries, pursuant to the VF Purchase Agreement.

                           "ELIGIBLE SUBSIDIARY" means Coleman, at any time it
                  is a Subsidiary.

                           "FIFTH AMENDMENT FEE" has the meaning assigned to
                  such term in Section 2.11(d).

                                    "NEW RECEIVABLES CAPITAL INVESTMENT" has the
                  meaning assigned to the term "Capital Investment" in the New Receivables Program Purchase Agreement.

                                    "NEW RECEIVABLES PROGRAM" means the accounts
                  receivable sales program established pursuant to (i) the New Receivables Program Purchase Agreement and any other documents (including without limitation, any intercreditor agreement) executed in connection therewith or pursuant thereto, all in form and substance satisfactory to the Required Lenders, and
                  (ii) any other agreements executed and delivered in accordance with Section 6.09(c)(y).

                           "NEW RECEIVABLES PROGRAM PURCHASE AGREEMENT" means
                  the Receivables Purchase Agreement to be entered into by and among Redwood Receivables Corporation, General Electric Capital Corporation, Coleman Funding Corporation, Coleman, Powermate and the Parent, in form and substance satisfactory to the Required Lenders, as amended, supplemented or otherwise modified in accordance with Section 6.09(c).

                           "NEW RECEIVABLES PURCHASE LIMIT" means $95,000,000 or
                  such other amount designated as the "Maximum Facility Commitment" pursuant to the New Receivables Program Purchase Agreement.

                                    "POWERMATE" means Coleman Powermate, Inc., a
                  Nebraska corporation.

                           "RESTATEMENT RELATED LITIGATION" means any
                  litigation, or investigation by any Governmental Authority, relating to the restatement in October, 1998 of the financial statements of the Parent and its Consolidated Subsidiaries for the 1996 and 1997 fiscal years of the Parent and for the fiscal quarter of the Parent ended March 31, 1998.

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                           "TENTH AMENDMENT EFFECTIVE DATE" means the Amendment
                  Effective Date under and as defined in Amendment No. 10 and Tenth Waiver, dated as of April 14, 2000, to and under this Agreement.

                           "VF PURCHASE AGREEMENT" the Asset Purchase Agreement,
                  dated as of March 18, 2000, between VF Corporation and the Parent, together with any non-material amendments thereof.".

         2        SECTION. DEFINITION OF CONSOLIDATED EBITDA. The definition of
"CONSOLIDATED EBITDA" in Section 1.01 of the Credit Agreement is amended:

                           (a) to replace the word "and" at the end of clause
                  (ii) in paragraph (2) in such definition with a comma;

                           (b) to add immediately after clause (iii) in
                  paragraph (2) in such definition the phrase "and (iv) expenses on account of Restatement Related Litigation (but deducting cash disbursements (net of any cash payments received by the Parent from insurance companies and/or other third parties in respect of any such expenses) in excess of $12,300,000 on or after January 1, 2000)";

                           (c) to replace the period at the end of paragraph (3)
                  in such definition with the phrase ", PLUS"; and

                           (d) to add immediately after paragraph (3) in such
                  definition the following new paragraph (4):

                                    "(4) foreign currency non-cash gains or
                           losses related to intercompany obligations incurred prior to January 1, 2000, to the extent included in consolidated net income in paragraph (1) above.".

         3        SECTION. REPAYMENT OF TERM LOANS.

                  (a) Paragraph (a) of Section 2.09 of the Credit Agreement is amended to add immediately before the period at the end of such paragraph the following proviso:

                           "PROVIDED FURTHER that, effective upon the Tenth
                  Amendment Effective Date, the date of payment shall be extended to (x) August 15, 2000 for $69,250,000 of the Term Loans scheduled to be paid on April 10, 2000 pursuant to the immediately preceding proviso, (y) November 30, 2000 for $30,750,000 of the Term Loans scheduled to be paid on April 10, 2000 pursuant to the immediately preceding proviso and (z) April 10, 2001 for (i) $38,500,000 of the Terms Loan scheduled to be paid on April 10, 2000 pursuant to the immediately preceding proviso, (ii) the $66,750,000 installment of the Tranche A Term Loans scheduled to be paid on each of September 30, 2000 and March 31, 2001 and (iii) the $2,500,000
                  installment of the Tranche B Term Loans scheduled to be paid on each of September 30, 2000 and March 31, 2001.".

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                  (b) Paragraph (b)(i) of Section 2.09 of the Credit Agreement
is amended to replace the phrase "to prepay Term Loans (or the Term Commitments shall be reduced)" in such paragraph with the phrase "to prepay the Loans".

                  (c) Paragraph (b)(i)(w) of Section 2.09 of the Credit Agreement is amended in its entirety to read as follows:

                           "(w) on December 31, 2000 with the amount, if any, by
                  which the sum of funds on deposit in the Concentration Account on such date, after giving effect to Section 2.09(d)(ii), PLUS the aggregate amount of the unused Revolving Commitments on such date exceeds $185,000,000.".

                  (d) Paragraph (b)(i)(x) of Section 2.09 of the Credit Agreement is amended:

                           (i) to replace the phrase "except as otherwise set
                  forth in Section 2.09(d)(i)" in such Section with the phrase "except as otherwise set forth in Sections 2.09(b)(iv) and
                  (d)(i)";

                           (ii) to add immediately after the term "Indebtedness
                  Incurrence" in clause (2) in such paragraph the phrase "or any issuance of the stock of the Parent or any Subsidiary (other than any issuance of stock of the Parent pursuant to and in accordance with stock option plans or other benefit plans or employment arrangements for management or employees of the Parent and its Subsidiaries)";

                           (iii) to add immediately after the term "Existing
                  Receivables Program" in the proviso in such paragraph the phrase "and the New Receivables Program"; and

                           (iv) to replace the reference to "$100,000,000" in
                  the proviso in such paragraph with a reference to "$195,000,000".

                  (e) Paragraph (b)(iv) of Section 2.09 of the Credit Agreement is amended in its entirety to read as follows:

                           "(iv) The amount of any repayment of the Loans made
                  pursuant to clauses (i) and (ii) of this paragraph shall be applied (A) FIRST, in the direct order of maturity of each subsequent scheduled repayment of the Term Loans, through and including the repayment due on November 30, 2000, to be made by the Borrowers pursuant to paragraph (a) of this Section, PROVIDED that if (i) the fee payable pursuant to Section 2.11(e) is paid prior to consummation of the Eastpak Transaction, $8,500,000 of the Net Cash Proceeds of the Eastpak Transaction shall be applied as a prepayment of the Revolving Loans (but not reduce the Revolving Commitments or the Retained Asset Sale Proceeds Amount referred to below), and (ii) the $69,250,000 amortization payment due on August 15, 2000 is paid prior to consummation of the Eastpak Transaction, $69,250,000 of the Net Cash Proceeds of the Eastpak Transaction shall be applied as a prepayment of the Revolving Loans (but not reduce the Revolving Commitments or the Retained Asset Sale Proceeds Amount referred to below),
                  (B) SECOND, to prepay the Revolving Loans (but not reduce the Revolving Commitments) in an amount

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                  equal to $8,500,000; the amount of any such prepayment of the
                  Revolving Loans shall create a reserve (the "COMMITMENT RESERVE") under the Revolving Commitments to be borrowed only to pay on November 30, 2000 the amount of the Fifth Amendment Fee due on November 30, 2000 pursuant to Section 2.11(d), (C) THIRD, in the case of any prepayment of the Loans made pursuant to clause (i)(x)(1) of this paragraph only, to prepay an amount of up to $25,000,000 (the "RETAINED ASSET SALE PROCEEDS AMOUNT") of the Revolving Loans (but not reduce the Revolving Commitments), (D) FOURTH, in the direct order of maturity of each scheduled repayment of the Term Loans due after November 30, 2000 through and including the repayment due on April 10, 2001, to be made by the Borrowers pursuant to paragraph (a) of this Section, and (E) FIFTH, to reduce ratably the amount of all remaining scheduled repayments of the Term Loans due after April 10, 2001.".

                  (f) Paragraph (d) of Section 2.09 of the Credit Agreement is amended (i) to replace the word "and" immediately before the reference to "(iii)" in such paragraph with a comma and (ii) to add immediately before the period at the end of such paragraph the phrase "and (iv) as set forth in Sections 2.09(b)(iv)(B) and (C) above".

         4 SECTION. FEES. Section 2.11 of the Credit Agreement is amended:

                           (a) to replace in its entirety paragraph (d) in such
                  Section to read as follows:

                                    "(d) The Parent agrees that on the Fifth
                           Amendment Effective Date the Lenders shall have earned a fee (as such fee may be increased pursuant to this paragraph (d), the "FIFTH AMENDMENT FEE") in an amount equal to .25% of the Commitments in effect as of the Fifth Amendment Effective Date; PROVIDED that on the Tenth Amendment Effective Date, the Fifth Amendment Fee shall be increased and fully earned in an amount equal to .50% of the Commitments in effect as of the Fifth Amendment Effective Date; PROVIDED FURTHER that (i) on the earlier of (A) November 30, 2000 and (B) the date on which the Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by the Obligors under this Agreement and the other Loan Documents shall have been paid in full, the Parent shall pay to the Administrative Agent, for the account of the Lenders, a portion of the Fifth Amendment Fee equal to .50% of the Commitments in effect as of the Fifth Amendment Effective Date and
                           (ii) if the Aggregate Exposure shall not have been reduced to $1,200,000,000 or less on or before November 30, 2000, the Fifth Amendment Fee shall be increased to, and fully earned on such date in, an amount equal to 1.00% of the Commitments in effect as of the Fifth Amendment Effective Date and, in such event, the Parent shall pay to the Administrative Agent, for the account of the Lenders, on the earlier of (A) June 30, 2001 and (B) the date on which the Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by the Obligors under this Agreement and the other Loan Documents shall have been paid

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                           in full, the unpaid portion of such increased amount
                           of the Fifth Amendment Fee."; and

                           (b) to reletter paragraph (e) in such Section as
                  paragraph (f) and to add immediately after paragraph (d) in such Section the following new paragraph (e):

                                    "(e) The Parent further agrees that on the
                           Tenth Amendment Effective Date the Lenders shall have earned a fee in an amount equal to .50% of the Commitments in effect as of the Tenth Amendment Effective Date, which fee the Parent shall pay to the Administrative Agent, for the account of the Lenders, on the earliest of (i) June 30, 2000, (ii) the date of the consummation of the Eastpak Transaction and
                           (iii) the date on which the Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by the Obligors under this Agreement and the other Loan Documents shall have been paid in full.".

         5        SECTION. CONDITIONS TO EACH CREDIT EVENT. Section 4.04 of the
Credit Agreement is amended to add immediately after paragraph (f) in such Section the following new paragraph (g):

                           "(g) From and after the implementation of the New
                  Receivables Program, at the time of and immediately after giving effect to such Borrowing, the aggregate New Receivables Capital Investment shall not be less than 75% of the New Receivables Purchase Limit, PROVIDED that, if the aggregate New Receivables Capital Investment is less than 75% of the New Receivables Purchase Limit at such time, this condition shall nonetheless be deemed satisfied so long as at the time of and immediately after giving effect to such Borrowing, no less than 75% of the aggregate outstanding balance of all accounts receivable owed to Coleman and Powermate shall be Eligible Receivables (as defined in the New Receivables Program Purchase Agreement).".

         6        SECTION. FINANCIAL STATEMENTS. Section 5.01 of the Credit
Agreement is amended:

                           (a) to replace the phrase "within 90 days after the
                  end of each fiscal year of the Parent," in paragraph (a) in such Section with the phrase "(i) within 46 days after the end of each fiscal year of the Parent, its preliminary unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal year and (ii) within 105 days after the end of each fiscal year of the Parent,";

                           (b) to replace the reference to "Arthur Andersen LLP"
                  in paragraph (a) in such Section with a reference to "Deloitte & Touche LLP";

                           (c) to replace the reference to "60 days" in
                  paragraph (b) in such Section with a reference to "45 days";

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

                           (d) to replace the reference to "90 days" in the
                  parenthetical in paragraph (b) in such Section with a reference to "105 days";

                           (e) to replace the phrase "under clause (a) or (b)
                  above and clauses (A) and (J) of Section 5.02" in paragraph
                  (c) in such Section with the phrase "under clause (a)(ii) or
                  (b) above and Section 5.02(A)";

                           (f) to replace the phrase "Sections 6.01 and 6.11
                  through 6.17" in paragraph (c) in such Section with the phrase "Sections 6.01 and 6.11 through 6.16"; and

                           (g) to replace the phrase "under clause (a) above" in
                  paragraph (d) in such Section with the phrase "under clause
                  (a)(ii) above".

         7        SECTION. ADDITIONAL INFORMATIONAL REQUIREMENTS. Section 5.02
of the Credit Agreement is amended:

                           (a) to replace the phrase "On or before the last
                  Business Day of each month" in paragraph (B)(i) in such Section with the phrase "Within five days after the end of each month";

                           (b) to replace the reference to "fifteenth day" in
                  paragraph (B)(ii) in such Section with a reference to "twentieth day";

                           (c) to replace in their entirety paragraphs (C)
                  through (E) of such Section to read as follows:

                                    "(C) (i) On or before December 31st of each
                           calendar year, a preliminary Business Plan for the immediately following fiscal year of the Parent setting forth for each Strategic Business Unit and on a consolidated and consolidating basis monthly forecasted income statements, cash flow statements and balance sheets, in each case on a preliminary basis, and (ii) on or before February 22nd of such fiscal year, a final Business Plan for such fiscal year setting forth for each Strategic Business Unit and on a consolidated and consolidating basis monthly forecasted income statements, cash flow statements and balance sheets, in each case on a final basis.

                                    (D) On or before January 31st of each
                           calendar year, projections for the immediately following two fiscal years of the Parent, on a preliminary basis, setting forth (1) for each Strategic Business Unit and on a consolidated basis projected summaries of net sales and EBITDA and (2) on a consolidated basis projected cash flow statements and balance sheets and (ii) on or before February 28th of each such calendar year, projections for the immediately following two fiscal years of the Parent, on a final basis, setting forth (1) for each Strategic Business Unit and on a consolidated basis projected summaries of net sales and EBITDA and (2) on a consolidated basis projected cash flow statements and balance sheets.

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                                    (E)(1) On or before September 30, 2000, the
                           Parent shall present to the Lenders its written plan for meeting the amortization payments due on or before September 30, 2001 and (2) on or before February 1, 2001, the Parent shall present to the Lenders its updated written plan, in form and substance reasonably satisfactory to the Lenders, for meeting the amortization payments due on or before September 30, 2001."; and

                           (d) to replace in their entirety paragraphs (H), (J)
                  and (K) in such Section with the following new paragraphs (H),
                  (J) and (K):

                                    "(H) Biweekly, a report summarizing the
                           status of all Restatement Related Litigation (on or before the last day of each month, in the case of any other litigation commenced after the Fifth Amendment Effective Date if such other litigation involves potential liability and/or projected costs in excess of $3,500,000), including all fees and expenses incurred by the Parent or any of its Subsidiaries to the extent such amounts have been reported to the Parent, together with copies of all material pleadings filed with respect to any Restatement Related Litigation since the date of the last report delivered pursuant to this paragraph (H).

                                    (J)(1) Biweekly until the termination of the
                           transitional arrangements contemplated by the VF Purchase Agreement, a report summarizing the status of the developments and efforts of the Parent and its Subsidiaries in relation to the Eastpak Transaction, and (2) on or before the last day of each month, a report summarizing (x) the status of any efforts of the Parent to explore strategic alternatives for any of its Strategic Business Units and (y) developments in connection with, and Investments in, Thalia Products, Inc.

                                    (K)45 days after the end of each fiscal
                           quarter, beginning with the fiscal quarter ended March 31, 2000, (1) projections for the four fiscal quarters immediately following the fiscal quarter then ended, setting forth on a consolidated basis quarterly forecasted income statements, cash flow statements and balance sheets and (2) a report of key strategic initiatives, together with a timetable with respect to the implementation of such initiatives during the period of the four fiscal quarters immediately following the fiscal quarter then ended.".

         8        SECTION. INDEBTEDNESS. Section 6.01 of the Credit Agreement is
amended:

                           (a) to replace paragraph (c) in such Section in its
                  entirety to read as follows:

                                    "(c) (i) Indebtedness of the Parent to any
                           Subsidiary and of any Subsidiary Guarantor to the Parent or any Subsidiary, (ii) Indebtedness existing on the Tenth Amendment Effective Date of the Parent to any Subsidiary and of any Subsidiary to the Parent or any other Subsidiary, (iii) Indebtedness of any Subsidiary organized under the laws of any jurisdiction outside the United States to any other Subsidiary organized under the laws of any

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                           jurisdiction outside the United States, (iv)
                           Indebtedness of any Subsidiary organized under the laws of any jurisdiction outside the United States to the Parent or any Subsidiary Guarantor in an aggregate amount not to exceed $5,000,000 for all such Subsidiaries at any time outstanding, (v) Indebtedness of Thalia Products, Inc. to the Parent or any Subsidiary Guarantor, (vi) Indebtedness of any Inactive Subsidiary to the Parent or any Subsidiary in respect of environmental remediation, litigation and product liability issues and (vii) Indebtedness of any Inactive Subsidiary to the Parent or any Subsidiary (exclusive of Indebtedness permitted under clause (vi) of this paragraph) in an amount not to exceed $100,000 at any time outstanding;";

                           (b) to replace the reference to "$40,000,000" in
                  paragraph (g) in such Section with a reference to "$50,000,000"; and

                           (c) to replace paragraph (h) in such Section in its
                  entirety to read as follows:

                                    "(h) other unsecured Indebtedness in an
                           aggregate principal amount not exceeding $5,000,000 at any time outstanding.".

         9        SECTION. LIENS. Paragraph (f) of Section 6.02 of the Credit
Agreement is amended to add immediately before the semicolon at the end of such paragraph the phrase "and the New Receivables Program".

         10       SECTION. FUNDAMENTAL CHANGES; ASSET SALES. Paragraph (c) of
Section 6.03 of the Credit Agreement is amended:

                           (a) to add immediately after the reference to "the
                  Existing Receivables Program" in such paragraph the phrase "or the New Receivables Program";

                           (b) to replace the word "and" immediately preceding
                  the reference to "(ii)" in clause (y) in the proviso in such paragraph with a comma; and

                           (c) to amend in its entirety clause (y)(ii) in the
                  proviso in such paragraph to read as follows: "(ii) other Asset Sales the fair market value of which does not exceed $5,000,000 in the aggregate for any such Asset Sale or series of related Asset Sales and (iii) Asset Sales of Non-Core Assets".

         11       SECTION. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND
ACQUISITIONS. Section 6.04 of the Credit Agreement is amended:

                           (a) to replace the reference to "Material
                  Subsidiaries" in the introductory clause in such Section with a reference to "Subsidiaries";

                           (b) to replace paragraph (c) in such Section in its
                  entirety to read as follows:

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

                                    "(c) loans or advances (i) made by the
                           Parent to any Material Subsidiary and made by any Subsidiary to the Parent or any Material Subsidiary,
                           (ii) existing on the Tenth Amendment Effective Date made by the Parent to any Subsidiary and made by any Subsidiary to the Parent or any other Subsidiary and
                           (iii) constituting Indebtedness permitted under Sections 6.01(c);";

                           (c) to add immediately before the semicolon at the
                  end of paragraph (d) in such Section the phrase "and any Guarantee by the Parent of the performance of any Subsidiary pursuant to the New Receivables Program"; and

                           (d) to add immediately before the semicolon at the
                  end of paragraph (f) in such Section the phrase "and capital contributions, or deemed capital contributions, by Coleman or Powermate in Coleman Asset Diversification, Inc. pursuant to the New Receivables Program".

         12       SECTION. RESTRICTED PAYMENTS; VOLUNTARY PAYMENTS. Paragraph
(b) of Section 6.06 of the Credit Agreement is amended to add immediately before the period at the end of such paragraph the following: "or (iii) make any payment in respect of the Existing Insurance Loans or the Additional Insurance Loans (each such term as defined in the Seventh Waiver and Consent, dated as of March 27, 2000, under this Agreement) other than from the proceeds of the benefits payable under the applicable insurance policies pursuant to which the Existing Insurance Loans and Additional Insurance Loans were made".

         13       SECTION. MODIFICATION OF CERTAIN DOCUMENTS. Section 6.09 of
the Credit Agreement is amended to add immediately after paragraph (b) of such Section the following new paragraph (c):

                           "(c) From and after the Tenth Amendment Effective
                  Date, without the consent of the Required Lenders, (x) the Parent will not, and will not permit any of its Subsidiaries to, consent to or solicit or enter into any amendment or supplement to, or any waiver or other modification of, the New Receivables Program Purchase Agreement, any document executed in connection therewith or pursuant thereto or any receivables sale agreements of the type described in clause (y) below if such amendment, supplement, waiver or other modification (i) would result in a reduction of the New Receivables Purchase Limit or (ii) would otherwise reduce the financing available to the Parent or any of its Subsidiaries pursuant to the New Receivables Program or have an adverse effect on the interests of the Lenders or the Administrative Agent and (y) the Parent will not, and will not permit any of its Subsidiaries to, enter into any receivables sale agreement relating to the New Receivables Program other than a receivables sale agreement intended to provide for the inclusion of certain accounts receivable of the Parent or such Subsidiary in the New Receivables Program, which receivables sale agreement shall be in form and substance reasonably satisfactory to the Required Lenders.".

         14       SECTION. CAPITAL EXPENDITURES. Section 6.11 is amended to
replace in its entirety the last paragraph in such Section with the following new paragraph:

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                           "Notwithstanding the foregoing, Consolidated Capital
                  Expenditures at any time during each of the periods set forth below will not exceed the amount set forth below opposite such period:

                          PERIOD                                AMOUNT

January 1, 2000 - June 30, 2000                               $50,000,000

January 1, 2000 - September 30, 2000                          $70,000,000

January 1, 2000 - December 31, 2000                           $83,000,000

January 1, 2000 - March 31, 2001                             $100,000,000".



         1        SECTION. CONSOLIDATED EBITDA. Section 6.15 is amended in its entirety to read as follows:

                           "SECTION 6.15. CONSOLIDATED EBITDA. At the last day
                  of each calendar month set forth below, Consolidated EBITDA (excluding bank amendment expenditures and expenditures for the Lenders' advisors, in each case to the extent deducted in determining Consolidated EBITDA) for the period from January 1, 2000 through the last day of such month will not be less than the amount set forth below opposite such month:

                                   MONTH           CONSOLIDATED EBITDA

                             April, 2000                   $35,800,000

                               May, 2000                   $53,800,000

                              June, 2000                   $69,500,000

                              July, 2000                   $86,000,000

                            August, 2000                  $104,400,000

                         September, 2000                  $128,300,000

                                   MONTH           CONSOLIDATED EBITDA

                           October, 2000                  $149,900,000

                          November, 2000                  $173,500,000

                          December, 2000                  $186,400,000

                           January, 2001                  $186,300,000

                          February, 2001                  $186,700,000

                             March, 2001                $213,600,000".



         1        SECTION. RECEIVABLES PROGRAM. Section 6.21 is amended in its entirety to read as follows:

                              "SECTION 6.21. RECEIVABLES PROGRAMS. The Parent
                  will not, and will not permit any Subsidiary to, fail (a)(i) to maintain the Existing Receivables Program, and comply with the terms and provisions of such program, unless within 60 days after termination thereof, the Existing Receivables Program is replaced with an alternative accounts receivables program, which shall be on terms and conditions, and provide an amount of financing, reasonably satisfactory to the Required Lenders and (ii) from and after the implementation thereof, to maintain the New Receivables Program, and comply with the terms and provisions of such program, unless prior to any termination thereof, a replacement program on terms and conditions, and providing for an amount of financing, reasonably satisfactory to the Required Lenders is implemented and (b) to use their respective reasonable best efforts to maximize the aggregate Capital Investment up to the Receivables Purchase Limit and to maximize the aggregate New Receivables Capital Investment up to the New Receivables Purchase Limit.".

         2        SECTION. ADDITIONAL NEGATIVE COVENANT. Article 6 of the Credit
Agreement is amended to add immediately after Section 6.21 the following new
Section 6.22:

                              "SECTION 6.22. EASTPAK TRANSACTION. The Parent
                  will not, and will not permit any Subsidiary to, fail to use their respective reasonable best efforts to consummate the Eastpak Transaction and, in connection therewith, the Parent shall, and shall cause its Subsidiaries to, provide such information as reasonably requested by the Administrative Agent or the Lenders to review and discuss such efforts.".

         3        SECTION. REPLACEMENT OF SCHEDULES AND NEW EXHIBIT. The Credit
Agreement is amended to replace Schedule 3.01(a) (Material Domestic Subsidiaries), Schedule 3.01(b) (Material Foreign Subsidiaries) and Schedule A (Strategic Business Units) thereto with new Schedules in the forms attached to this Amendment as Exhibits A, B and C, respectively.

         4        SECTION. WAIVER WITH RESPECT TO FINANCIAL STATEMENTS. The
Lenders hereby waive, until May 1, 2000, any Default or Event of Default by reason of the failure of the Parent to comply with the requirement of Section 5.01(a) (FINANCIAL STATEMENTS AND OTHER INFORMATION) of the Credit Agreement, after giving effect to the Eighth Waiver, dated as of March 30, 2000 under the Credit Agreement, to deliver to the Administrative Agent on or before April 14, 2000 the financial statements set forth in such Section.

         5        SECTION. WAIVER TO PERMIT EASTPAK TRANSACTION. The Lenders
hereby waive Section 6.03 (FUNDAMENTAL CHANGES; ASSET SALES) of the Credit Agreement (after giving effect to this Amendment) solely to the extent necessary to permit the Parent to consummate the Eastpak Transaction pursuant to the VF Purchase Agreement; PROVIDED that the foregoing waiver is conditioned upon the VF Purchase Agreement not having been amended or modified in any material respect or in any manner that could reasonably be expected to have an adverse effect on the Lenders, in either case without the prior written consent of the Required Lenders. Notwithstanding anything to the contrary contained in Section 2.09(b)(iv) of the Credit Agreement (after giving effect to this Amendment) the Net Cash Proceeds of the Eastpak Transaction shall be applied FIRST, to pay in full the fee payable from such Net Cash Proceeds, unless previously paid, pursuant to Section 2.11(e) of the Credit Agreement and SECOND, to the Term Loans in accordance with Section 2.09(b)(iv) of the Credit Agreement, PROVIDED, HOWEVER, the Parent may apply any post-closing adjustments to be paid to the Parent pursuant to the VF Purchase Agreement to repay the Revolving Loans (but not reduce the Revolving Commitments).

         6        SECTION. WAIVERS OF FINANCIAL STATEMENT DELIVERY, HEDGING
OBLIGATIONS, FINANCIAL COVENANTS AND REPRESENTATIONS.

         (a) The Lenders hereby waive, until April 10, 2001, any Default or Event of Default arising by reason of the representations and warranties contained in Sections 3.04 (FINANCIAL CONDITION; NO MATERIAL ADVERSE Change),
3.06 (LITIGATION AND ENVIRONMENTAL MATTERS) and 3.07 (COMPLIANCE WITH LAWS AND AGREEMENTS) of the Credit Agreement to have proven to have been materially incorrect when made or deemed made at any time prior to the Fifth Amendment Effective Date.

         (b) The Lenders hereby waive, until April 10, 2001, any Default or Event of Default arising by reason of the representation and warranty contained in Section 3.11 (DISCLOSURE) of the Credit Agreement to have proven to have been materially incorrect when made or deemed made at any time prior to the Fifth Amendment Effective Date; PROVIDED that such waiver is conditioned upon the representation and warranty contained in the second sentence of such Section
3.11 on and after the Fifth Amendment Effective Date to be true and correct (for purposes of Section 4.04(b), and not materially incorrect, for purposes of paragraph (c) of Article 7) in respect of all reports, financial statements, certificates or other information (taken as a whole) furnished on or after September 30, 1998 by or on behalf of any Obligor to the Administrative Agent or any Lender.

         (c) The Lenders hereby waive, until April 10, 2001, (i) any Default or Event of Default arising by reason of the representation and warranty contained in Section 3.04(c) or Section 3.14 (ACQUISITION DOCUMENTS) of the Credit Agreement to have proven to have been materially incorrect when made or deemed made and (ii) the condition under Section 4.04(b) that each representation and warranty referenced in clause (i) be true and correct when made or deemed made.

         (d) The Lenders hereby waive, until April 10, 2001, any Default or Event of Default arising by reason of the failure by the Parent to comply with
Section 5.10 (APPROVED HEDGING AGREEMENTS) of the Credit Agreement.

         (e) The Lenders hereby waive, until April 10, 2001, (i) the Events of Default arising by reason of the failure by the Parent to comply with Section
6.12 (LEVERAGE RATIO), Section 6.13 (INTEREST COVERAGE RATIO) and Section 6.14 (FIXED CHARGE COVERAGE RATIO) of the Credit Agreement at the last day of the fiscal quarters of the Parent ending during the period on and after June 30, 1998 through and including December 31, 1999 and (ii) any Event of Default arising by reason of any failure by the Parent to comply with Section 6.12 (LEVERAGE RATIO), Section 6.13 (INTEREST COVERAGE RATIO) and Section 6.14 (FIXED CHARGE COVERAGE RATIO) of the Credit Agreement at the last day of any fiscal quarter of the Parent during the 2000 fiscal year of the Parent and at the last day of the fiscal quarter of the Parent ending March 31, 2001.

         (f) The Lenders hereby waive, until April 10, 2001, any Default or Event of Default that existed on June 30, 1998. This waiver shall not constitute a waiver of any Default or Event of Default existing on or after July 1, 1998 after giving effect to this Amendment.

         7 SECTION. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         8 SECTION. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         9 SECTION. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Parent and the Subsidiary Borrower (to the extent applicable to it thereunder) hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct on and as of the Amendment Effective Date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

         10 SECTION. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which:

         (a) the Administrative Agent shall have received from each of the Parent, the Subsidiary Borrower and the Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Parent, the authorization of the transactions contemplated by this Amendment and any other legal matters relating to any of the foregoing, all in form and substance satisfactory to the Administrative Agent and its counsel;

         (c) the Lenders shall be (and by their execution hereof, hereby confirm that they are) satisfied with (a) all of their legal, regulatory and financial due diligence and (b) the cash flow and other projections and other financial information provided by the Parent for the period through March 31, 2001; and

         (d) the Administrative Agent shall have received payment of all fees and other amounts due and payable pursuant to the Credit Agreement, including reimbursement or payment of all out-of-pocket expenses of the Administrative Agent and the Lenders invoiced to the Parent and required to be reimbursed or paid by the Parent under the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                  SUNBEAM CORPORATION


                                  By__________________________________________
                                    Name:
                                    Title:


                                  THE COLEMAN COMPANY, INC.


                                  By__________________________________________
                                    Name:
                                    Title:


                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                       individually and as Syndication Agent

                                  By__________________________________________
                                    Name:
                                    Title:


                                  BANK OF AMERICA, N.A.,
                                       individually and as Documentation Agent

                                  By__________________________________________
                                    Name:
                                    Title:


                                  FIRST UNION NATIONAL BANK,
                                       individually and as Administrative Agent

                                  By__________________________________________
                                    Name:
                                    Title: